SCHEDULE A
                        AMENDED AS OF SEPTEMBER 1, 2017
                                     TO THE
                          EXPENSE LIMITATION AGREEMENT
                        DATED NOVEMBER 20, 2013 BETWEEN
                       THE ADVISORS' INNER CIRCLE FUND II
                                      AND
                         FROST INVESTMENT ADVISORS, LLC

                    MAXIMUM ANNUAL OPERATING EXPENSE LIMITS

     THIS AGREEMENT RELATES TO THE FOLLOWING FUNDS OF THE TRUST:

------------------------------------------------------------------------------------------------------------------------------------
                                                                          MAXIMUM ANNUAL
                                                                        OPERATING EXPENSE          INITIAL TERM END
NAME OF FUND                            SHARE CLASS                           LIMIT                      DATE
------------------------------------------------------------------------------------------------------------------------------------
Frost Growth Equity Fund                Investor Class Shares                1.50%                 November 30, 2014
                                        Institutional Class Shares           1.25%                 November 30, 2014
------------------------------------------------------------------------------------------------------------------------------------
Frost Value Equity Fund                 Investor Class Shares                1.50%                 November 30, 2014
                                        Institutional Class Shares           1.25%                 November 30, 2014
------------------------------------------------------------------------------------------------------------------------------------
Frost Mid Cap Equity Fund               Investor Class Shares                1.80%                 November 30, 2014
                                        Institutional Class Shares           1.55%                 November 30, 2014
------------------------------------------------------------------------------------------------------------------------------------
Frost Total Return Bond Fund            Investor Class Shares                1.20%                 November 30, 2014
                                        Institutional Class Shares           0.95%                 November 30, 2014
------------------------------------------------------------------------------------------------------------------------------------
 Frost Credit Fund                      Investor Class Shares                1.25%                 November 30, 2014
                                        Institutional Class Shares           1.00%                 November 30, 2014
------------------------------------------------------------------------------------------------------------------------------------
Frost Low Duration Bond Fund            Investor Class Shares                1.20%                 November 30, 2014
                                        Institutional Class Shares           0.95%                 November 30, 2014
------------------------------------------------------------------------------------------------------------------------------------
Frost Conservative Allocation Fund      Investor Class Shares                0.80%                 November 30, 2018
------------------------------------------------------------------------------------------------------------------------------------
Frost Moderate Allocation Fund          Investor Class Shares                0.80%                 November 30, 2018
                                        Institutional Class Shares           0.55%                 November 30, 2018
------------------------------------------------------------------------------------------------------------------------------------
Frost Aggressive Allocation Fund        Investor Class Shares                0.80%                 November 30, 2018
------------------------------------------------------------------------------------------------------------------------------------


Acknowledged and Accepted by:

THE ADVISORS' INNER CIRCLE FUND II

/s/ Lisa K. Whittaker
---------------------
Name: Lisa K. Whittaker
Title: VP & Asst. Secretary


FROST INVESTMENT MANAGEMENT, LLC

/s/ Tom L. Stringfellow
-------------------------
Name: Tom L. Stringfellow
Title: President